UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 8, 2016

Date of Report (Date of earliest event reported)

PhotoMedex, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

(610) 208-1991

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This Current Report on Form 8-K/A of PhotoMedex, Inc. (the “Company”) amends the Current Report on Form 8-K of the Company dated January 8, 2016 and filed with the Securities and Exchange Commission on January 8, 2016 (the “Original Filing”). The sole purpose of this amendment is to provide a revised version of Exhibit 10.1 to include certain previously redacted information. The revised version of Exhibit 10.1 filed herewith replaces Exhibit 10.1 filed with the Original Filing. No disclosure was changed, and no other amendments are made to the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Credit Card Receivables Advance Agreement, dated December 21, 2015, between PhotoMedex, Inc. and its subsidiaries Radiancy, Inc., PhotoMedex Technology, Inc., and Lumiere, Inc., and CC Funding, a division of Credit Cash NJ, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Dated: May 5, 2016

	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Card Receivables Advance Agreement, dated December 21, 2015, between PhotoMedex, Inc. and its subsidiaries Radiancy, Inc., PhotoMedex Technology, Inc., and Lumiere, Inc., and CC Funding, a division of Credit Cash NJ, LLC.